UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2013

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

 (Registrant’s telephone number, including area code)

CAROLINA POWER & LIGHT COMPANY

d/b/a Progress Energy Carolinas, Inc.

 (Exact Name of Registrant as Specified in its Charter)

North Carolina	001-3382	56-0165465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 S. Wilmington Street

Raleigh, North Carolina 27601-1748

 (Address of Principal Executive Offices, including Zip code)

(704) 382-3853

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events.

On February 28, 2013, the North Carolina Public Staff filed a Settlement Agreement with the North Carolina Utilities Commission (the “NCUC”) detailing additional terms of its settlement with Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (“Progress Energy Carolinas”) in connection with the rate case filed on October 12, 2012 by Progress Energy Carolinas.  A Notice of Settlement disclosing certain terms of the settlement was previously filed with the NCUC on February 25, 2013 and described in the Form 8-K filed by Duke Energy Corporation and Progress Energy Carolinas with the Securities and Exchange Commission on February 26, 2013.  The settlement is subject to the review and approval of the NCUC.

An overview providing detail on the Settlement Agreement is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Progress Energy Carolinas Summary of Settlement Agreement with North Carolina Public Staff

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: February 28, 2013	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President and Chief Legal Officer and Corporate Secretary

CAROLINA POWER & LIGHT COMPANY d/b/a Progress Energy Carolinas, Inc.

Date: February 28, 2013	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Progress Energy Carolinas Summary of Settlement Agreement with North Carolina Public Staff